Copyright 3D Systems Corporation All Rights Reserved
3D Systems
www.3dsystems.com
NASDAQ:TDSC
Conference Call
& Webcast
February 17, 2011
Fourth
Quarter 2010
Results

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Participants
• Investor Relations Coordinator
Stacey Witten
• President & Chief Executive
 Officer
Abe Reichental
• Senior Vice President & Chief
 Financial Officer
Damon Gregoire
• Vice President & General Counsel
Bob Grace

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Welcome Webcast Viewers
To listen to the conference
via phone and to ask
questions during our Q&A
session, please dial:
• 1-888-626-7452 in the
 United States
• 1-201-604-5102 from
 outside the United States

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Forward Looking Statements
Certain statements made in this presentation that are not statements of historical or current facts are forward-
looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.
In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms “believes,” “belief,” “estimates,”
“expects,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business.
Forward-looking statements are based upon management’s current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company.
The factors stated under the headings “Forward-Looking Statements,” “Cautionary Statements and Risk
Factors,” and “Risk Factors” that appear in the company’s periodic filings with the Securities and Exchange
Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

Abe Reichental President & CEO

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We are pleased with our performance and
results for the fourth quarter and full year
We achieved record revenue growth from all
revenue buckets
We exceeded the first revenue goal post of our
operating model and achieved our operating
income target
Fourth Quarter and Full Year 2010 Overview
We expanded our gross profit and gross
profit margin over comparable periods and
sequentially

Damon Gregoire Senior Vice President & CFO

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Across-The-Board Revenue Growth
2009
2009
2009
2009
38%
74%
88%
46%
16%
$32.4
$11.8
$22.3
$32.0
$46.8
$50.3
$58.4
$15.7
$21.6
($ in millions)

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Fourth Quarter 2010 Operating Results
- Percents are rounded to the nearest whole number

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Full Year 2010 Operating Results
- Percents are rounded to the nearest whole number

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Factors Affecting Earnings Per Share
• Planned V-Flash® ramp up reduced EPS by 2 cents per share for the quarter and 7 cents per share for the year
• Legal costs reduced EPS by 8 cents per share for the quarter and 25 cents per share for the year
• Releasing a portion of our valuation allowance on deferred tax assets (DTA)
 increased EPS by 5 cents per share for both the fourth quarter and the full year 2010
Future performance may result in release of additional portions of our valuation allowance on DTA. We expect to periodically evaluate the timing and amounts of future releases of valuation allowances as required

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Full Year Revenue by Category and Region
Services
Materials
Printers &
Other
2009
2010
2009
2010
Revenue Buckets
Geography

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Fourth Quarter Gross Profit and Margin
Q1-10
45.3%
Q3-10
45.4%
Q4-10
48.2%
*Core services without 3Dproparts™ was 47% for Q4 2010 compared to 41% for Q4 2009

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Fourth Quarter Operating Expenses
• Total operating expenses increased primarily due to:
 • Compensation costs related to higher commissions from increased revenue and acquisitions
 • Legal expenses of $1.8 million primarily due to litigation concentration and timing
• Selling, general & administrative expenses decreased as a percent of revenue to 24%
 for the quarter from 25% in the fourth quarter of 2009
- Columns may not foot due to rounding
($ Millions)

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Progress Towards Long Term Operating Model
($ Millions)
This target model is not intended to constitute financial guidance related to the company’s expected performance. It is based upon management’s current expectations concerning future events and trends and is necessarily subject to uncertainties.

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Revised Target Operating Model
($ Millions)
*Net income is inclusive of the estimated fully-burdened tax rate.
-The Company’s current NOLs reduce the cash taxes to the portion relating to the Non-U.S. obligations.
This target model is not intended to constitute financial guidance related to the company’s expected performance. It is based upon management’s current expectations concerning future events and trends and is necessarily subject to uncertainties.

Abe Reichental President & CEO

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We continued to expand our
3Dproparts™ services by:
• Acquiring Provel in Italy
• Consolidating and adding capabilities and
 capacity as required
We expanded our personal and
professional 3D printer reach
and technology breadth by
acquiring Bits From Bytes and
launching several new ProJet™
printers at Euromold
We grew our healthcare solutions
revenue and installed base year
over year and received production
printer orders for delivery in future
periods
We expanded our reseller
channel and grew personal and
professional printer revenues by
103% over the comparable 2009
quarter
Recent Developments

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We entered the first quarter of 2011 with a strong sales funnel and we expect revenue growth over the prior year quarter for the first quarter of 2011
We expect strong demand for our personal, professional and
production printers helped by our expanding channel and expanding portfolio
We expect 3Dproparts™ revenue growth from a combination of
organic growth and additional acquisitions
We expect healthcare solutions revenue growth benefiting from our expanding solutions portfolio and growing installed base
Revenue Outlook

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Gross Profit and Operating Expenses Outlook
We expect our gross profit margin to improve over time but expect it to be susceptible to:
• Potential adverse printers mix in favor of lower margin personal printers
• Impact of Integration costs of acquired businesses
• Remaining V-Flash® drag that is expected to decrease and end all together during the second quarter of 2011
We expect operating SG&A expenses for 2011 to be in the range of
$47.0 - $50.0 million:
• Inclusive of our anticipated litigation expenses as we currently understand them
• Increased operating costs associated with 3Dproparts™ acquisitions we made thus far
We expect R&D expenses for 2011 to increase and be in the range of
$11.5 - $13.5 million reflecting our expanding print engine portfolio and planned new product introductions throughout the year

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Our sales funnel remains robust and our backlog
reflects the strength of our business model
Our personal, professional and production printers
and print services are expected to generate
increased customer demand
Our business model is built around significant
recurring revenue components that generate
improved margins
We remain committed to our long-term growth
objectives and confident in our ability to provide
value to our customers and stockholders
Bottom Line

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Q&A Session
Out of respect for other conference call participants,
please ask one question and then return to the queue to
ask additional questions.
Please direct all questions through the teleconference
portion of this call.
• U.S.: 1-888-626-7452
• International: 1-201-604-5102
To ask
questions:

Replay available at www.3dsystems.com/ir